                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):               November 1, 2007

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   __________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
_____________________________                  ________________________________
(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
_______________________________________________________________________________
(Address of Principal Executive Offices)                            (Zip Code)

                                 (949) 476-2212
   __________________________________________________________________________
              (Registrant's telephone number, including area code)

   ___________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM     1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 31, 2007, Island Pacific, Inc. (the "Company") and 3Q Holdings Limited ("3Q Holdings") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") under which 3Q Holdings will purchase from the Company the assets of the Company used in connection with the Company's Island Pacific Merchandising Solutions (IPMS) division and the "Island Pacific" name and related trademarks, service marks, trade names and all goodwill associated with the name "Island Pacific" (collectively, the "Purchased Assets").

The purchase price for the Purchased Assets, determined based upon arms-length negotiation between the parties, is $16.0 million, subject to certain working capital adjustments at the time the transaction is closed. The Asset Purchase Agreement is subject to a number of closing conditions including, among others, the receipt by both parties of all required consents, waivers and amendments from respective lenders, the accuracy at the time of closing of the parties' representations and warranties made in the Asset Purchase Agreement, and the absence of certain changes or events having a material adverse effect on the Purchased Assets.

The foregoing summary of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Asset Purchase Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or 3Q Holdings. The Asset Purchase Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other, and such representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the Company delivered in connection with the execution of the Asset Purchase Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company's disclosures.

ITEM     7.01     REGULATION FD DISCLOSURE.

The following information is being furnished under Item 7.01 of Form 8-K: Press Release, dated November 1, 2007 announcing the execution of the Asset Purchase Agreement described above. A copy of this press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibit No.       Description
         -----------       -----------
         2.1               Asset Purchase Agreement. In accordance with the
                           instructions to Item 601(b)(2) of Regulation S-B, the schedules and exhibits to the Asset Purchase
                           Agreement are not filed herewith. The Asset Purchase
                           Agreement identifies such schedules and exhibits, including the general nature of their content. The
                           Company undertakes to provide such schedules and exhibits to the Securities and Exchange Commission upon request.

         99.1 Press Release dated November 1, 2007 announcing financial results for the quarterly period ended June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               Island Pacific, Inc.

Date:   November 1, 2007                 By:   /s/ Barry Schechter
                                               ---------------------------------
                                               Name:  Barry Schechter
                                               Title: Chief Executive Officer


                                       3